UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:		(908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 4, 2025, Barnes & Noble Education, Inc. (the “Company”) received a notice of noncompliance (the “NYSE Notice”) from the New York Stock Exchange (“NYSE”) noting that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual due to the delayed filing of the Company’s Annual Report on Form 10-K for the fiscal year ended May 3, 2025 (the “Form 10-K”).

As previously reported in the Company’s Notification of Late Filing on Form 12b-25 filed with the SEC on July 18, 2025, the Company was unable to file the Form 10-K within the prescribed period without unreasonable effort or expense due to an audit committee internal investigation that rendered management unable to complete the Company’s financial reporting process and preparation of its financial statements for the fiscal year ended May 3, 2025.

The NYSE Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The NYSE Notice informed the Company that, under NYSE rules, the Company has six months from August 1, 2025 to regain compliance with the NYSE listing standards by filing the Form 10-K with the Securities and Exchange Commission (the “SEC”). If the Company fails to file the Form 10-K within the six-month period, the NYSE may grant, in its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The NYSE Notice also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

The Company is working diligently to complete the necessary work to file the Form 10-K as soon as practicable and currently anticipates filing the Form 10-K within the six-month period granted by the NYSE Notice, which will bring the Company back into compliance with the NYSE listing standards.

Cautionary Note Regarding Forward-Looking Statements:

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In particular, statements regarding the Company’s plans, intentions, expectations, or objectives with respect to the timing of filing its Annual Report on Form 10-K, and its ability to regain compliance with NYSE continued listing standards, are forward-looking in nature and subject to risks and uncertainties. These forward-looking statements are based on the Company’s current expectations, estimates, and projections, and involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to: the scope and outcome of the audit committee’s internal investigation; the identification of any additional accounting or internal control issues; delays in the completion of financial reporting processes; the Company’s ability to implement remedial measures, if necessary; potential impacts on the Company’s operations; and other risks detailed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2024, and in subsequent filings with the Securities and Exchange Commission. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
.

Item 7.01	Regulation FD Disclosure.

On August 8, 2025, the Company issued a press release announcing its receipt of the NYSE Notice, among other items. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibit hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of Barnes & Noble Education, Inc., dated August 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 8, 2025
BARNES & NOBLE EDUCATION, INC.

By:     /s/ Jason Snagusky
Name:      Jason Snagusky
Title:      Chief Financial Officer

BARNES & NOBLE EDUCATION, INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Barnes & Noble Education, Inc., dated August 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)